PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         ACCELR8 TECHNOLOGY CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 14, 2004

     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the shareholders (the "Shareholders") of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), will be held at 2:00 p.m., local time, on December 14, 2004, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof for the following purposes:

     1. To elect the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Thomas
          V. Geimer, A. Alexander Arnold III and Charles E. Gerretson.

     2. To adopt an amendment to the Company's Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of the Company's no par value common stock (the "Common Stock") from 11,000,000 shares to 12,000,000 shares, without having any effect upon the issued and outstanding shares of Common Stock.

     3. To approve and ratify the Company's 2004 Omnibus Stock Option Plan, which authorizes the issuance of up to 500,000 shares of the Company's Common Stock that may be issued under the Plan.

     4. To ratify the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2005.

     5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on November 10, 2004, shall be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Annual Meeting in person.

                                         By Order of the Board of Directors

                                         Thomas V. Geimer, Chairman of the Board
November 10, 2004
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                         ACCELR8 TECHNOLOGY CORPORATION
                       7000 North Broadway, Building 3-307
                                Denver, CO 80221

                                PROXY STATEMENT
                             Dated November 10, 2004

                         ANNUAL MEETING OF SHAREHOLDERS
                     FOR THE FISCAL YEAR ENDED JULY 31, 2004
                         TO BE HELD ON DECEMBER 14, 2004

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Annual Meeting of the Shareholders for the fiscal year ended July 31, 2004, to be held at 2:00 p.m., local time, on December 14, 2004, at the Warwick Hotel Denver, 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about November 15, 2004.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on November 10, 2004 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, no par value, of the Company held by them on such date at the Annual Meeting or any and all adjournments thereof. As of the Record Date, there were 9,961,210 shares of Common Stock issued and outstanding with 1,129,110 shares held in a Rabbi Trust by the Company for the benefit of Thomas V. Geimer. As a result, there are 8,832,100 shares entitled to vote at the Company's Annual Meeting. There was no other class of voting securities outstanding as of the Record Date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Annual Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of 33% of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy will be required to (i) elect each of the three nominees for directors of the Company; (ii) adopt an amendment to the Articles of Incorporation which would effect an increase in the number of authorized shares of Common Stock from 11,000,000 shares to 12,000,000 shares; (iii) approve and ratify the Company's 2004 Omnibus Stock Option Plan, and; (iv) ratify the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2005.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card will vote "FOR" each proposal to be considered by the Shareholders at the Annual Meeting or, if no such recommendation is given, in their own discretion. The Company's executive officers, directors and key employees have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 10.12% as of October 15, 2004, of the outstanding shares of Common Stock, in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Annual Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Annual Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     Representatives from Anton Collins Mitchell LLP are expected to attend the Annual Meeting. As a result, the Company anticipates that a representative from Anton Collins Mitchell LLP will be available to make a statement or respond to any questions at the Annual Meeting.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT
                    ----------------------------------------

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of October 15, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors as a group. On October 15, 2004, the Company had 9,961,210 shares of its Common Stock issued and outstanding, including the 1,129,110 shares which are held by the Rabbi Trust for the benefit of Thomas V. Geimer that are treated as outstanding in the calculation of beneficial ownership but are not included in Mr. Geimer's total as set forth below, and have not been included in the calculation of the shares entitled to vote. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

     Name and Address                              Shares Beneficially Owned
     of Beneficial Owner                           Number             Percent
     -------------------                           ------             -------

     Thomas V. Geimer (1)                           348,300            3.39%
     7000 North Broadway, Building 3-307
     Denver, Colorado 80221

     A. Alexander Arnold III(2)                     938,000            9.35%
     845 Third Ave., 6th Flr.
     New York, NY 10021

     Charles E. Gerretson(3)                         96,150            0.97%
     7000 North Broadway, Building 3-307
     Denver, Colorado 80221

     David Howson(4)                                 50,000            0.50%
     7000 North Broadway, Building 3-307
     Denver, Colorado 80221

     Executive Officers and Directors             1,432,850           13.80%
     as a Group (4 persons)

     DDx, Inc.                                    1,606,793           16.13%
     7000 Broadway, Suite 3-305
     Denver, CO  80221

--------------------

(1) Does not include 1,129,110 shares, which were purchased by Mr. Geimer upon exercise of warrants and options. Mr. Geimer exercised these options and warrants on October 14, 1997, and simultaneously contributed the shares acquired to a Rabbi Trust. See Note 9 to Financial Statements for further information. Includes 300,000 shares, which may be purchased by Mr. Geimer upon exercise of options. Includes 400 shares held in brokerage accounts for Mr. Geimer's children, in which Mr. Geimer has the power and authority to dispose of the shares held by these accounts.

(2) Includes 800,000 shares held by four trusts. Mr. Arnold merely serves as trustee for each of those trusts, but is not a beneficiary of and has no pecuniary interest in any of those trusts. Also includes 63,000 shares held in investment advisory accounts for which Mr. Arnold serves as the investment advisor. Also includes 75,000 shares, which may be purchased by Mr. Arnold upon exercise of options.

(3) Includes 83,250 shares owned directly by Mr. Gerretson. Also includes 12,900 shares held in brokerage and retirement accounts of individuals in which Mr. Gerretson has the power and authority to dispose of the shares held by these accounts. Mr. Gerretson disclaims any beneficial ownership with respect to such shares.

(4) Includes 50,000 shares, which may be purchased by Mr. Howson upon exercise of options of which 25,000 options expire on May 6, 2005 and 25,000 options expire on May 6, 2006.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors currently consists of three members, each of whom is proposed for election at the Annual Meeting.

     The Board of Directors maintains a Compensation Committee and an Audit Committee. The Audit Committee and Compensation Committee is comprised of Messrs. Arnold and Gerretson, the Company's independent directors. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plans. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. The Audit Committee's financial expert is Charles E. Gerretson. The board of directors does not have a Nominating Committee or any committee performing similar functions and the Board of Directors participates in the consideration of new nominees as members of the Board of Directors.

     During fiscal year ended July 31, 2004, the board of directors held two board meetings with all board members present, except that Mr. Arnold attended one of the board meetings. The Audit Committee held five meetings with no director attending fewer than 75% of the aggregate of all the meetings of the Audit Committee. The Compensation Committee did not meet during the last fiscal year.

     The Audit Committee has also discussed with Anton Collins Mitchell LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Anton Collins Mitchell LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Anton Collins Mitchell LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2004 filed with the Securities and Exchange Commission.

     As noted above, the members of the Audit Committee are A. Alexander Arnold III and Charles E. Gerretson, both of whom are independent directors as defined in Section 121 of the American Stock Exchange listing standards, as applicable and as may be modified or supplemented.

     Effective as of June 9, 2000, the Board of Directors of the Company adopted a written charter for the Audit Committee.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services in all capacities to the Company in the three fiscal years ended July 31, 2004, 2003 and 2002, of Thomas V. Geimer and David C. Howson, the Company's most highly compensated executive officers.

--------------------- ------------------------------- --------------------------
                           Annual Compensation          Long Term Compensation
--------------------- ------- ----------- ----------- ------------- ------------
Name and              Fiscal   Salary       Other     Other Annual   Securities
Principal Position     Year                           Compensation   Underlying
                                                                       Options
--------------------- ------- ----------- ----------- ------------- ------------
Thomas V. Geimer      2004    $165,000    $75,000(1)  $      --           --
  Chief Executive     2003    $142,500    $75,000(1)  $      --           --
  Officer and Chief   2002    $100,507    $75,000(1)  $125,000(2)      200,000
  Financial Officer
--------------------- ------- ----------- ----------- ------------- ------------
David C. Howson       2004    $102,039(3)      --     $      --           --
  President           2003    $ 95,500(4)      --     $      --           --
                      2002    $ 60,000(4)      --     $      --         50,000
--------------------- ------- ----------- ----------- ------------- ------------

----------------
(1) Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $75,000 of which vested during each of the fiscal years ended July 31, 2004 and 2003.
(2) The Company reimbursed Mr. Geimer on an after tax basis for civil penalties paid by him in connection with the settlement of the SEC matter. (See "Item 10 - Involvement in Certain Legal Proceedings").
(3) Includes $66,500 paid to Mr. Howson as a consultant from August 1, 2003 to March, 2004.
(4)  For services performed as a consultant to the Company.

     Option Values. The following table provides certain information concerning the fiscal year end value of unexercised options held by Mr. Geimer and Mr. Howson.

                            Aggregated Option Exercises in 2004 Fiscal Year
                                   and Fiscal Year End Option Values

                     Shares                         Number of Unexercised         Value of Unexercised
                     Acquired on      Value         Options at Fiscal Year        In-the-Money Options
Name                 Exercise         Realized      End                           Fiscal Year End(1)
------------------------------------------------------------------------------------------------------
                                                    Exer-            Unexer-      Exer-        Unexer-
                                                    cisable          cisable      cisable      cisable
                                                    -------          -------      -------      -------

Thomas V. Geimer          0              0          300,000              0       $262,000        $0

David Howson              0              0           50,000              0         $4,500        $0

----------------
     (1)  Value calculated by determining the difference between the closing sales price on July 31, 2004, of $2.34 per share and the exercise price of the options. Fair market value was not discounted for restricted nature of any stock purchased on exercise of these options.

                                        5

Employment Agreements

     Effective December 1, 2002, we entered into a new employment agreement with our Chairman, Chief Executive Officer and Chief Financial Officer and Secretary, Mr. Thomas V. Geimer. The agreement was negotiated and approved by the Compensation Committee. The agreement provides for an annual base salary of $165,000 with annual deferred compensation of $75,000. The agreement expires on December 31, 2007. In the event of termination by mutual agreement, termination "with cause," as defined in the agreement, death or permanent incapacity or voluntary termination, Mr. Geimer or his estate would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement. In the event of termination "without cause," as defined in the agreement, Mr. Geimer would be entitled to the sum of the base salary and unreimbursed expenses accrued to the date of termination and any other amounts due under the agreement and an amount equal to the greater of Mr. Geimer's annual base salary (12 months of salary) or any other amounts remaining due to Mr. Geimer under the agreement, which as of July 31, 2004 would be $863,750. Additionally, in the event of a change in control, any unpaid amounts due under the initial term of the agreement for both base salary and deferred compensation would be payable plus five times the sum of the base salary and deferred compensation.

Compensation Pursuant to Plans

     Deferred Compensation Plan. In January 1996, we established a deferred compensation plan for our employees. Contributions to the plan are provided for under the employment agreement detailed above. For each of the fiscal years ended July 31, 2004 and 2003, we contributed $75,000 to the plan. The $75,000 contribution for the fiscal year ended July 31, 2004 was made on October 13, 2004.

     On October 14, 1997, Thomas V. Geimer exercised an aggregate of 1,140,000 warrants and options to acquire 1,140,000 shares of the Company's Common Stock at an exercise price of $0.24 per share. Under the terms of the Rabbi Trust, we will hold the shares in trust and carry the shares as held for employee benefit by the Company. The Rabbi Trust provides that upon Mr. Geimer's death, disability, or termination of his employment the shares will be released ratably over the subsequent ten (10) years, unless the Board of Directors determines otherwise.

The 1996 Stock Option Plans

     The Board of Directors of the Company has adopted an incentive stock option plan (the "Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 700,000 shares of the Company's Common Stock. The purpose of the Qualified Plan is to make options available to management and employees of the Company in order to provide them with a more direct stake in the future of the Company and to encourage them to remain with the Company. The Qualified Plan provides for the granting to management and employees of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code").

     The Board of Directors of the Company has adopted a non-qualified stock option plan (the "Non-Qualified Plan") which provides for the grant of options to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock. The purpose of the Non-Qualified Plan is to provide certain key employees, independent contractors, technical advisors and directors of the Company with options in order to provide additional rewards and incentives for contributing to the success of the Company. These options are not incentive stock options within the meaning of Section 422 of the Code.

     The Qualified Plan and the Non-Qualified Plan (the "Stock Option Plans") are administered by a committee (the "Committee") appointed by the Board of Directors which determines the persons to be granted options under the Stock Option Plans and the number of shares subject to each option. No options granted under the Stock Option Plans are transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable, during the lifetime of the optionee, only by such optionee. Any options granted to an employee terminate 90 days after his ceasing to be an employee, except in limited circumstances, including death of the employee, and where the Committee deems it to be in the Company's best interests not to terminate the options.

     The exercise price of all incentive stock options granted under the Qualified Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Qualified Plan. The exercise price may be paid in cash or (if the Qualified Plan shall meet the requirements of rules adopted under the Exchange Act) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant.

     The Stock Option Plans were approved by our shareholders at a special shareholders meeting held on November 8, 1996. At the annual meeting of shareholders held on December 12, 2002, shareholders approved the following amendments to the Qualified Plan and the Non-Qualified Plan: (i) the Committee was given the power to amend and alter the Qualified Plan and the Non-Qualified Plan so long as the amendments do not affect any outstanding options; (ii) provide that any shares cancelled, terminated, or expired pursuant to the Qualified Plan and the Non-Qualified Plan be made available for purposes of the Qualified Plan and the Non-Qualified Plan; (iii) provide that the cashless exercise provision of the Qualified Plan and the Non-Qualified Plan be in the sole discretion of the Committee; and (iv) extended the expiration date of the Qualified Plan and the Non-Qualified Plan until December 12, 2012.

     As of July 31, 2004, 300,000 options had been granted to the Company's Board members and certain consultants pursuant to the Non-Qualified Plan with 225,000 options outstanding and 75,000 options exercised. As of July 31, 2004, a total of 490,000 options had been granted to employees pursuant to the Qualified Plan with 487,500 options outstanding and 2,500 options exercised.

                              CERTAIN TRANSACTIONS

     During fiscal year 1996, we established a deferred compensation plan for our employees. We may make discretionary contributions to the plan based on recommendations from the Board of Directors. As of July 31, 2004, the Board of Directors had authorized deferred compensation totaling $675,000 since fiscal year 1996 to Mr. Geimer of which $600,000 had been funded. The $75,000 representing the difference between the authorized deferred compensation and the funded deferred compensation was funded on October 13, 2004.

     In connection with the settlement reached with the SEC on July 12, 2001, we agreed to indemnify Thomas V. Geimer with respect to the civil penalties assessed against him on an after tax basis. See "Involvement in Certain Legal Proceedings."

     There were no other transactions or series of transactions for the fiscal year ended July 31, 2004, nor are there any currently proposed transactions, or series of the same to which we are a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act, generally requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to us and verbal representations that no other reports were required to be filed during the fiscal year ended July 31, 2004, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% owners were met, except that David Howson, President of the Company failed to timely file a Form 3 in April, 2004 and filed the Form 3 in May, 2004.

Involvement in Certain Legal Proceedings

     On July 12, 2001, without admitting or denying any liability, Thomas V. Geimer consented to the entry of a final judgment in the United States District Court for the District of Colorado, Civil Action No. 99-D-2203. The final judgment enjoined Mr. Geimer from future violations of Section 13 of the Exchange Act, and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder. In connection with the settlement, Mr. Geimer paid a civil penalty of $65,000. The costs of Mr. Geimer's defense plus the civil penalties were borne by the Company.

                                   PROPOSAL 1

                          ELECTION OF THREE (3) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Bylaws of the Company shall be not less than three (3) nor more than seven (7).

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the Company's Board of Directors. The Company is advised that all nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

INFORMATION CONCERNING NOMINEES

     Thomas V. Geimer, 57, has been the Chairman of the Board of Directors and a director of Accelr8 since 1987. He currently serves as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Geimer is responsible for development of our business strategy, day-to-day operations, accounting and finance functions. Before assuming full-time responsibilities at the Company, Mr. Geimer founded and operated an investment banking firm. Mr. Geimer has been involved in certain legal proceedings relating to services performed for the Company. For detailed information concerning these legal proceedings, see "Involvement in Certain Legal Proceedings."

     Alexander Arnold III, 63, has served as a director of the Company since September 1992. For the past 25 years Mr. Arnold has served as a Managing Director of Trainer, Wortham & Co., Inc., a New York City-based investment counseling firm. Mr. Arnold received a Bachelor of Arts degree from Rollins College in 1964 and a Masters of Business Administration from Boston University in 1966.

     Charles E. Gerretson, 58, was appointed a director of the Company on July 19, 2003. For the past 28 years, Mr. Gerretson has served as the President of Gerretson Realty, Inc., a Denver Colorado based real estate firm, which Mr. Gerretson founded. Mr. Gerretson received a Bachelor of Science degree in Business Administration from the University of Minnesota in 1968. Mr. Gerretson was formerly a CPA with Arthur Andersen and Company and currently heads the Company's Audit Committee.

Board Recommendation

     The Board recommends a vote FOR the election of each of the three nominees for directors of the Company.

                                   PROPOSAL 2

                      PROPOSED AMENDMENT TO THE ARTICLES OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                             SHARES OF COMMON STOCK

     The Board of Directors has approved a resolution, subject to Shareholder approval, to amend the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock from 11,000,000 shares of Common Stock to 12,000,000 shares of Common Stock. The form of amendment (the "Amendment") to the Articles of Incorporation is attached as Appendix A, and reference is made to the Amendment for the complete terms thereof.

     The Company's Articles of Incorporation currently authorize the issuance of 11,000,000 shares of Common Stock, no par value. As of October 15, 2004, 9,961,210 shares of Common Stock were issued and outstanding. The Amendment will not affect the number of shares of Common Stock issued and outstanding, but will only affect the total number of shares of Common Stock authorized for issuance by the Company. The Board of Directors believes that adoption of this Proposal will increase acceptance of the Company's common stock by the financial community and the investing public and, accordingly, should enhance shareholder value. Further, this proposal will provide the shares necessary for the Company's 2004 Omnibus Stock Option Plan. See Proposal 3.

     If approved by the Shareholders, the Amendment to the Articles of Incorporation will increase the Company's authorized capital stock to 12,000,000 shares of Common Stock from 11,000,000 shares of Common Stock. There will be no further vote by the Shareholders prior to any issuance of these shares of Common Stock.

     Approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. If the Amendment is approved by the Shareholders, it will become effective as of the date and time it is filed with the office of the Secretary of State of Colorado. The filing will be made as soon as practicable following the approval of the Amendment by the Shareholders.

Board Recommendation

     The Board recommends a vote FOR the adoption of the Amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 11,000,000 shares to 12,000,000 shares, and each of the Resolutions with respect thereto set forth in Exhibit A hereto.

                                   PROPOSAL 3

                    PROPOSAL TO ADOPT, APPROVE AND RATIFY THE
                         2004 OMNIBUS Stock OPTION Plan

     Effective November 10, 2004, the Company's Board of Directors adopted and approved the Company's 2004 Omnibus Stock Option Plan (the "Omnibus Plan"). The following summary of the principal features of the Omnibus Plan is qualified in its entirety by reference to the terms and provisions of the Omnibus Plan, a copy of which is attached hereto as Exhibit A.

     The Omnibus Plan authorizes the issuance of up to five hundred thousand (500,000) shares of the Company's Common Stock. The Company has not yet granted any stock options or issued any shares under the Omnibus Plan.

     The Company has not made any determination with respect to future grant of options under the Omnibus Plan and any grant of options will be made only in accordance with the provisions of the Omnibus Plan.

Purpose

     The purpose of the Omnibus Plan is to promote the growth of the Company by permitting the Company to grant options ("Options") to purchase shares of its Common Stock, to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, consultants, technical advisors and directors of the Company with a more direct stake in the future of the Company and provide an additional incentive to contribute to the success of the Company.

Administration

     The Omnibus Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee").

Types of Options

     Pursuant to the terms of the Omnibus Plan, the Committee may grant either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") or nonqualified stock options, provided that incentive stock options may not be granted to independent contractors and consultants. The exercise price of all incentive stock options granted under the Omnibus Plan must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the Omnibus Plan. The exercise price of nonqualified stock options granted under the Omnibus Plan shall be not less than 50% of the fair market value of a share on the date of grant of such Option.

Stock Subject to Omnibus Plan

     The Omnibus Plan authorizes the issuance of up to five hundred thousand (500,000) shares of the Company's Common Stock.

Eligibility

     The Committee may grant on behalf of the Company, Options to purchase shares of the Company's Common Stock to any key employee, independent contractor, consultant, technical advisor or director.

Required Vote

     Approval of the Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

Board Recommendation

     The Board recommends a vote FOR the approval and ratification of the 2004 Omnibus Stock Option Plan to promote the growth of Accelr8 Technology Corporation by permitting the Company to grant Options to purchase shares of its common stock to attract and retain the best available personnel.

                                   PROPOSAL 4

                          RATIFICATION OF SELECTION OF
                    ANTON COLLINS MITCHELL LLP AS INDEPENDENT
                          PUBLIC ACCOUNTANTS OF COMPANY

     The Board of Directors has selected Anton Collins Mitchell LLP as independent public accountants of the Company for the fiscal year ending July 31, 2005, and has further directed that the Company submit the selection of independent public accountants for ratification by shareholders at the Annual Meeting of Shareholders.

Fees Paid to the Independent Auditors

Audit Fees

     The aggregate fees billed by Anton Collins Mitchell LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended July 31, 2004 including the reviews of the unaudited interim financial statements of the Company's Form 10-QSBs was approximately $45,500.

Tax Fees

     The aggregate fees billed by Anton Collins Mitchell LLP for professional services rendered for the tax compliance, tax advice and tax planning for the fiscal year ended July 31, 2004 and 2003 ("Tax Fees") were $0 and $1,025, respectively.

All other Fees

     Anton Collins Mitchell LLP did not perform any professional services than those set forth above for the fiscal years ended July 31, 2004 and 2003.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Anton Collins Mitchell LLP as independent public accountants of the Company for the fiscal year ending July 31, 2005.

                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

Shareholder Proposals

     If any shareholder of the Company intends to present a proposal for consideration at the 2005 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 7000 North Broadway, Building 3-307, Denver, CO 80221, Attention: Secretary, not later than July 21, 2005.

                                           By Order of the Board of Directors


                                           Thomas V. Geimer,
                                           Chairman of the Board

                                    EXHIBIT A

             ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                                       OF
                         ACCELR8 TECHNOLOGY CORPORATION

     FIRST: The name of the Corporation is Accelr8 Technology Corporation.

     SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Time"), the number of authorized shares of Common Stock shall be increased from 11,000,000 no par value common shares to 12,000,000 no par value common shares. This Amendment shall not affect the outstanding and issued shares of Common Stock in any way. This amendment authorizes the officers of the Corporation to increase the stated capital of the Corporation to reflect the change in outstanding shares of the Corporation.

     This amendment shall be effectuated by striking in its entirety Subsection 1 of Article V and by substituting in lieu thereof the following:

     1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is twelve million (12,000,000) shares of common stock, each having no par value, which shares shall be designated "Common Stock".

     THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective the 10th day of November, 2004, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's Shareholders for their approval.

     FOURTH: Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of Shareholders held on December 14, 2004, the number of votes cast for the amendment by the each voting group entitled to vote on the amendment was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, Accelr8 Technology Corporation has caused this amendment of its the Articles of Incorporation to be signed in its name and on its behalf by David Howson, its President, and its corporate seal to be hereunder affixed and attested by Thomas V. Geimer, its Secretary, on this _______ day of _____, ___, and its President acknowledges that these Articles of Amendment are the act and deed of Accelr8 Technology Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

ATTEST:  ACCELR8 TECHNOLOGY CORPORATION



By:_____________________________            By:______________________
Thomas V. Geimer, Secretary                 David Howson, President

                                   APPENDIX A

                         ACCELR8 TECHNOLOGY CORPORATION

                         2004 OMNIBUS STOCK OPTION PLAN


     1. Purpose. The purpose of the Accelr8 Technology Corporation 2004 Omnibus Stock Option Plan (the "Plan") is to promote the growth of Accelr8 Technology Corporation (herein called the "Company") and its subsidiaries by permitting the Company to grant options ("Options") to purchase shares of its no par value common stock ("Stock"), to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, consultants, technical advisors and directors of the Company with a more direct stake in the future of the Company and provide an additional incentive to contribute to the success of the Company.

     2. Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (d) "Fair Market Value" per share of Stock as of a particular date shall mean (i) the closing price per share of Stock on the American Stock Exchange or such exchange as the Stock is currently traded upon, or (ii) if the shares of Stock are not then traded on any such exchange, the average of the closing bid and asked prices for the shares of Stock quoted on National Association of Securities Dealers Automated Quotation system (the "NASDAQ") for the last preceding date on which a sale of Stock was reported, or (iii) if the shares of Stock are not then traded on an exchange or quoted on NASDAQ, such value as the Committee, in its sole discretion, shall determine.

          (e) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (f) "NSO" means any Option that is designated as a nonqualified stock option or that does not meet the requirements to be an ISO.

          (g) "Option" means a right granted to a Optionee to purchase shares of Stock. An Option may be either an ISO or an NSO, provided that ISO's may not be granted to independent contractors and consultants.

          (h) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing the grant of an Option.

          (i) "Optionee" means a person who is an employee, independent contractor, consultant, technical advisor or director of the Company or a Subsidiary.

          (j) "Stock" means shares of the common stock, no par value per share, of the Company.

          (k) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (l) "Ten Percent Stockholder" shall mean a prospective optionee of the Company who, at the time an ISO is to be granted to such optionee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

     2. Administration and Operation of the Plan. The Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares and the type of option to be granted, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     3. Eligibility. Upon the terms and conditions hereafter set forth, the Committee may grant on behalf of the Company, Options to purchase shares of the Company's Stock to any key employee, independent contractor, consultant, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired.

     4. Stock to be Optioned. The maximum number of shares of Stock that may be issued under the Plan shall be 500,000, subject to adjustment as set forth in
Section 9.

     5. Specific Terms of Options.

          (a) General. The Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

          (b) Options. The Committee is authorized to grant Options to Optionees on the following terms and conditions:

               (i) Type of Option. The Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NSO.

               (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an ISO, except as set forth in Section 5(c)(ii), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option, and, in the case of an NSO, such exercise price shall be not less than 50% of the Fair Market Value of a share on the date of grant of such Option, but in no event shall the exercise price for the Stock be less than par value. The option price may be paid in the sole discretion of the Committee in any combination of the following: cash or cash equivalents. The method of payment of the exercise price of the option shall be in the sole discretion of the Committee.

               (iii) Term and Exercisability of Options. Except as set forth in
          Section 5(c)(ii) hereof, the term of each Option shall be up to ten
          (10) years from the date of grant of such Option. The date on which the Committee adopts a resolution expressly granting an Option, or such other date as is set forth in such resolution, shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period, at such times and upon such conditions as the Committee may determine, as reflected in the Option Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided that, no Option may be exercised for fewer than 10 shares of Stock unless the number of shares with respect to which the Option is exercised constitutes the total number of shares as to which the Option is then exercisable.

          (c) Incentive Stock Options. Options granted as ISOs shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 5(c).

               (i) Value of Shares. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the shares of Stock with respect to which ISOs granted under this Plan and all other plans of the Company become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

               (ii) Ten Percent Stockholder. In the case of an ISO granted to a Ten Percent Stockholder, (x) the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such ISO, and (y) the exercise period shall not exceed five (5) years from the date of grant of such ISO.

     6. Exercise of Option.

               (a) The number of shares optioned to an Optionee shall be exercised for fractional shares of the stock of the Company, subject to any applicable vesting period.

               In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or other wise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this Section 6(a), during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

               (b) An Option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 9.

               (c) An Option may be exercised by the Optionee other than a director only while he is, and has continually been since the date of the grant of the Option, an employee, independent contractor, technical advisor or consultant of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee maybe exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such Option, by (and only by) the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution. Directors shall have thirty (30) days from the effective date of resignation, removal as a director or failure to stand for reelection, to exercise Options granted pursuant to the Plan.

               (d) An Option may be exercised in accordance with this Section 6 as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

               (e) Any Option granted under the Plan cancelled by mutual consent or that terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be made available for purposes of the Plan.

     7. Options not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule16b-3. In addition, the shares of Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     8. Amendment or Termination of the Plan. The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided however, that (i) any amendment which must be approved by the stockholders of the Company to comply with applicable law, shall not be effective unless and until such stockholder approval has been obtained incompliance with such law, and (ii) provisions of the Plan which govern the amount, price or timing of the award of an Option shall not be amended more that once every six months. No amendment or termination shall, without the written consent of the holder of a Option therefore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     9. Adjustments Upon Changes In Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Stock or shares of Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate price payable upon such exercise of the Option, the aggregate number and class of shares which, if shares of Stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not been disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding Stock of the Company, the aggregate number of and class of shares remaining available under the Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 9.

     10. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of the Company' Stock covered by such Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     11. Employment of Optionee. The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or Subsidiary of the Company, any obligation to employ or contract for services with the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment or other contract now or hereafter existing with any Optionee.

     12. Taxes. The Company or any Subsidiary is authorized to withhold from any distribution of Stock, or any other payment to a Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Optionee's tax obligations.

     13. Agreement and Representations of Optionee. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended (the "Act") or any other applicable law, regulation or rule of any government agency.

     14. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Stock covered by an Option under the federal securities law or any state securities law, and both the Options and all Stock issuable thereunder shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Act, and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     15. Reservation of Shares of Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of its Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

     16. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.






                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 10th day of November, 2004.

                                          ACCELR8 TECHNOLOGY CORPORATION

                                          --------------------------------------
                                          David Howson, President

     ATTEST:

     ---------------------------------
     Thomas V. Geimer. Secretary





     The Shareholders approved this Plan on ___________, 2004.

                         ACCELR8 TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 14, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 10, 2004, and hereby appoints Thomas V. Geimer and Henry F. Schlueter, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Election of each of the following three (3) persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

          Thomas V. Geimer

          FOR  /___/                    AGAINST  /___/          ABSTAIN  /___/

          A. Alexander Arnold III

          FOR  /___/                    AGAINST  /___/          ABSTAIN  /___/

          Charles E. Gerretson

          FOR  /___/                    AGAINST  /___/          ABSTAIN  /___/

     2. Approval of the Proposal to amend the Company's Articles of Incorporation, as amended, which would effect an increase in the number of authorized shares of no par value Common Stock from 11,000,000 shares to 12,000,000 shares, without having any effect upon the issued and outstanding shares of Common stock or upon the par value of the Common Stock.

          FOR  /___/                    AGAINST  /___/          ABSTAIN  /___/

     3.   Approval and ratification of the Company's 2004 Omnibus Stock Option
          Plan.

          FOR  /___/                    AGAINST  /___/          ABSTAIN  /___/

     4. Ratification of the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2005.

          FOR  /___/                    AGAINST  /___/          ABSTAIN  /___/

     5. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors, FOR the increase in the number of authorized shares of Common Stock from 11,000,000 to 12,000,000, FOR the approval and ratification of the 2004 Omnibus Stock Option Plan and FOR the proposal to ratify the selection of Anton Collins Mitchell LLP as the independent public accountants of the Company for the fiscal year ending July 31, 2005.

Dated:________________________, 2004       _____________________________________

                                           _____________________________________







PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. Please sign exactly as name appears on the label ATTACHED TO THIS PROXY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as it appears hereon. If a corporation, please sign in full corporate name by an authorized officer and affix corporate seal. If a partnership, please sign in full partnership name by authorized person. No Postage is required if returned in the enclosed envelope and mailed in the united states.